EXHIBIT 31.4

Certification of Chief Financial Officer
Pursuant to Section 302 of the
Sarbanes-Oxley Act of 2002

I, Ross Taylor, certify that:

1.	I have reviewed this Amendment to the Annual Report on Form 10-K/A of Abaxis, Inc. and
2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: July 28, 2017	/s/ Ross Taylor
Ross Taylor
Chief Financial Officer and Vice President of Finance